Exhibit 10.8

SPONSORED RESEARCH AGREEMENT NO. UTA13-001113

This Sponsored Research Agreement (“Agreement”) is made between The University of Texas at Austin, Austin, Texas (“University”), an institution of higher education created by the Constitution and law of the State of Texas under The University of Texas System (“System”) and Aeglea Development Company, Inc., AERase, Inc., AEMase, Inc., AECase, Inc., AE4ase, Inc., AE5ase, Inc., and AE6ase, Inc., all Delaware C corporations with their principal place of business at 815 A Brazos St., #101, Austin TX 78701 (each a “Sponsor Entity” and collectively, “Sponsor”). Aeglea Development Company, Inc. may be referred to herein as the “Funding Sponsor” or “Sponsor Entity” as appropriate.

RECITALS

A. Sponsor desires that University perform certain research work hereinafter described and is willing to advance funds to sponsor such research;

B. Sponsor desires to obtain certain rights to patents and technology developed during the course of such research with a view to profitable commercialization of such patents and technology for the Sponsor’s benefit; and

C. University is willing to perform such research and to grant rights to such patents and technology;

NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, the University and Sponsor agree as follows:

1. EFFECTIVE DATE

This Agreement shall be effective as of December 1, 2013 (the “Effective Date”).

2. RESEARCH PROGRAM

2.1 University will use reasonable efforts to conduct the Research Program described in Attachment A (“Research Program”), and will furnish the facilities necessary to carry out said Research Program. The Research Program will be under the direction of Professor George Georgiou (“Principal Investigator”), or (his or her) successor as mutually agreed to by the parties and will be conducted by the Principal Investigator at the University. University agrees to use reasonable efforts to perform the Research Program in a manner consistent with its status as an institution of higher education. University shall perform the Research Program in accordance with (i) established University policies and procedures, including, but not limited to, policies and procedures applicable to research involving human subjects, human tissues or organs, laboratory animals, and hazardous agents and materials, and (ii) all applicable federal, state, and local laws, rules, regulations and guidelines.

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

2.2 The Research Program shall be performed during the period from the Effective Date for a period of 12 month periods thereafter (the “Research Term”). Funding Sponsor shall have the option of extending the Research Program under mutually agreeable support terms.

2.3 Sponsor understands that University’s primary mission is education and advancement of knowledge, and consequently the Research Program will be designed to carry out that mission. The manner of performance of the Research Program shall be determined solely by the Principal investigator. University does not guarantee specific results, and the Research Program will be conducted only on a reasonable efforts basis.

2.4 University will keep accurate financial and scientific records relating to the Research Program and will make such records available to Sponsor or its authorized representative throughout the Term of the Agreement during normal business hours upon reasonable notice.

2.5 Sponsor understands that University may be involved in similar research on behalf of itself and others. University shall be free to continue such research provided that it is conducted separately from the Research Program hereinafter defined, and Sponsor shall not gain any rights via this Agreement to such other research.

2.6 University does not guarantee that any patent rights will result from the Research Program, that the scope of any patent rights obtained will cover Sponsor’s commercial interests, or that any such patent rights will be free of dominance by other patents, including those based upon inventions made by other inventors in The University of Texas System independent of the Research Program.

3. COMPENSATION

3.1 Sponsor obligations under this Article 3 shall be limited to Funding Sponsor.

3.2 As consideration for the performance by University of its obligations under this Agreement, Funding Sponsor will pay the University an amount equal to its reasonable, documented expenditures and reasonable overhead (such overhead to not exceed the rate set forth in University’s indirect rate agreement with the U.S. Federal Government) in conducting the Research Program subject to a maximum expenditure limitation of $386,252, provided that in any and all events, the amounts charged by University shall not, without Funding Sponsor’s prior written consent, exceed the amount. Payments shall be made as follows (subject to the possible later return of funds if uncommitted and unexpended, under Section 3.3):

(a)	Upon execution of all parties to the Agreement: $193,126;

(b)	$96,563 by March 31, 2014; and

(c)	$96,563 by June 30, 2014

Payments should be made within 30 days of the receipt of an undisputed invoice sent via mail and email and payable to The University of Texas at Austin, make reference to the Principal Investigator, Agreement number and title of the Research Program funded under this Agreement, and submitted to the address in Article 3.5.

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

3.3 University shall maintain all Research Program funds in a separate account and shall expend such funds for wages, supplies, equipment, travel, and other operational expenses in connection with the Research Program. It is understood that funds of the Research Program which are not used in a particular quarter may be used in subsequent quarters, and that the Principal Investigator may transfer funds within the budget as needed without Funding Sponsor’s approval, as long as such transfers do not effect a change in the scope of work of the Research Program. It is also understood that subject to Section 10.4, uncommitted and unexpended funds remaining at the termination of the Agreement shall be returned to Funding Sponsor within ninety (90) days of the effective date of termination; provided, however, that the parties agree that in order to minimize administrative close-out expenses, if funds remaining upon termination or expiration of the Agreement equal $250.00 or less, such funds shall be retained by the University and disposed of in accordance with University policy.

3.4 University shall retain title to all equipment purchased and/or fabricated by it with funds provided by Funding Sponsor under this Agreement.

3.5

Checks shall be made payable to University and sent to:	Invoices shall be mailed and emailed to Funding Sponsor at:
The University of Texas at Austin Office of Accounting — SPAA	Aeglea Development Company 815-A Brazos, Ste_#101
P.O. Box 7159	Austin TX 78701
Austin, Texas 78713-7159	Attn: David G. Lowe
(512) 471-6231	Phone: [phone]
Tax ID #: 746000203	Fax: (866) 873-2149
E-mail: [email]

4. CONSULTATION AND REPORTS

4.1 Sponsor’s designated representative (“Designated Representative”) for consultation and communications with the Principal Investigator shall be David G. Lowe or such other person as Sponsor may from time to time designate in writing to University and the Principal Investigator.

4.2 During the term of the Agreement, Sponsor’s representatives may consult informally with University’s representatives regarding the project, both personally and by telephone. Access to work carried on in University laboratories in the course of these investigations shall be entirely under the control of University personnel but shall be made available on a reasonable basis.

4.3 The Principal Investigator will make up to one oral report(s) monthly and quarterly written reports accompanied by a presentation describing the results and accomplishments obtained and plans going forward. Changes or amendments to the Research Program if any, will be discussed at the quarterly meeting and described in a written amendment to the Research

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Program as requested by Sponsor’s Designated Representative. The Principal Investigator shall also submit a comprehensive final report within ninety (90) days of termination of the Agreement which shall consist of a report of all activities undertaken and accomplishments achieved through the Research

5. PUBLICITY

Neither party shall make reference to the other in a press release or any other written statement in connection with work performed under this Agreement, if it is intended for use in the public media, except as required by the Texas Public Information Act or other law or regulation. University, however, shall have the right to acknowledge Sponsor’s support of the investigations under this Agreement in scientific or academic publications and other scientific or academic communications, without Sponsor’s prior approval. In any statements, the scope and nature of participation shall be described accurately and appropriately.

6. PUBLICATION AND ACADEMIC RIGHTS: CONFIDENTIALITY

6.1 University and the Principal Investigator have the right to publish or otherwise publicly disclose information gained in the course of this Agreement, except for Sponsor’s Confidential Information. In order to avoid loss of patent rights as a result of premature public disclosure of patentable information, University will submit (a) any prepublication materials and (b) a copy of any materials to be publicly disclosed to Sponsor for review and comment thirty (30) days in advance of its planned submission for publication or public disclosure to the extent possible, but in the case of any requests under the Texas Public Information Act, prior to release of any information to the requestor. Funding Sponsor may request in writing, and University shall agree to, (i) the deletion of any Confidential Information provided by Sponsor, and (iii) a delay of such proposed publication or public disclosure for an additional period, not to exceed sixty (60) days, in order to protect the potential patentability of any technology described therein. Funding Sponsor shall be entitled to receive in any such publication or public disclosure an acknowledgment of its sponsorship of the Research Program. University shall have final authority to determine the scope and content of any publications or disclosures provided that in no event shall any publication or disclosure include Sponsor’s Confidential Information.

6.2 It is anticipated that inventions or discoveries arising from the Research Program (“Inventions”) shall be discussed with Funding Sponsor concurrently with their reduction to practice by the Principal Investigator. It is understood that the University investigators may discuss the research being performed under this Agreement with other University investigators but shall not reveal Confidential Information to such investigators unless such investigators have signed a nondisclosure agreement.

6.3 In conjunction with the Research Program, Sponsor may wish to disclose certain of its confidential and/or proprietary information (“Confidential Information”) to University during the term of this Agreement. Confidential Information will be transmitted in writing and clearly marked “Confidential,” “Proprietary,” or similarly, or if disclosed orally will be reduced to

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

writing by Disclosing Party, clearly marked “Confidential,” “Proprietary,” or similarly, and transmitted to the Contact Person of Receiving Party within thirty (30) days after oral disclosure. No license under or title to any invention, patent, trademark, trade name or other intellectual property or other rights or interests in the Confidential Information now or hereafter owned by or controlled by any Party is granted either expressly, by implication, estoppel or otherwise by the Agreement. All Confidential Information is provided “AS IS” and without warranty, express or implied, of any kind.

University will use Confidential Information solely for the purpose of conducting the Research Program, and shall use reasonable efforts to prevent the disclosure of Confidential Information to third parties during the term of this Agreement and for a period of five (5) years after its expiration or termination. If required, University may disclose Confidential Information to a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like information and reasonable advance notice is given to Funding Sponsor. University’s obligations with respect to Confidential Information shall not apply to information that (a) is already in University’s possession at the time of disclosure; (b) is or later becomes part of the public domain through no fault of University; (c) is received on a non-confidential basis from a third party having no obligations of confidentiality or nonuse to University’s; or (d) independently developed by University. Notwithstanding the foregoing, University may retain one archival copy of the Confidential Information received in a secure location to be used solely to determine its obligations under the Agreement.

The Parties agree that, in the event of breach or threatened breach or intended breach of the Agreement, each Party, in addition to any other rights and remedies available to it at law or in equity, may seek injunctive or equitable relief without the necessity of posting bond or proving that it has no adequate remedy at law.

7. PATENTS, COPYRIGHTS AND TECHNOLOGY RIGHTS

7.1 Title to Inventions conceived and reduced to practice solely by University shall reside in University (“University Inventions”). Title to all Inventions conceived and reduced to practice solely by Sponsor shall reside in Sponsor (“Sponsor Inventions”). Title to all inventions and discoveries conceived and reduced to practice jointly by Sponsor and University shall reside jointly in Sponsor and University (“Joint Inventions”). University hereby grants to Sponsor an exclusive first option to negotiate a royalty- bearing exclusive license for any invention or discovery that is conceived or reduced to practice during the term of this Agreement directly resulting from the performance of research hereunder to the extent that University is able to do so under applicable law. It is contemplated that, in the majority of instances, Sponsor will be asked to determine whether it will exercise its option prior to the filing of the first patent application. University reserves for itself a royalty-free, irrevocable license to make and use such University Inventions and Joint Inventions for its own research and educational purposes, but not for commercial purposes during the option period. If a University Invention or Joint Invention arises from the Research Program, the Principal Investigator shall promptly submit an invention

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

disclosure (http://www.otc.utexas.edu/InventorForms.jsp) to University’s Office of Technology Commercialization (“OTC”). University will provide to Sponsor a full copy of such disclosure promptly after such disclosure is received by OTC. Sponsor may review (and University shall provide to Sponsor) any and all patentability and freedom to operate opinions that have been commissioned by the University. A Sponsor Entity shall then have ninety (90) days from receipt of such disclosure of any University Invention or Joint Invention to notify University of its desire to enter into such a license agreement, and a non-binding term sheet and thereafter a license agreement shall be negotiated in good faith within a period not to exceed six (6) months (“License Option Period”) from the applicable Sponsor Entity’s notification to University of its desire to enter into a license agreement, or such period of time as the parties shall mutually agree in writing. The parties agree to negotiate, in good faith, a license agreement with terms and conditions substantially similar to existing license agreements between the parties, to the extent allowed by current law, University policy, and reasonable updates to financial terms. During the License Option Period, University agrees that it will not offer its rights in University Inventions or Joint Inventions to any third party or negotiate with third parties with respect to those rights. If the parties fail to enter into a license agreement within the License Option Period under the provisions of this Section 7.1, University rights in University Inventions and Joint Inventions shall be disposed of in accordance with University policies with no further obligations to Sponsor.

7.2 “Background Intellectual Property” (“BIP”) means intellectual property and the legal rights therein (including, but not limited to, inventions, patent applications, patents, copyrights, and any information embodying proprietary data such as technical data and computer software) of University developed or created by Principal Investigator(s) before the Effective Date of the Research Program and necessary for the full exercise of all intellectual property which is related to the Research Program. University BIP is listed in Attachment B of this Agreement. The Parties agree that nothing in this Agreement grants either Party any rights to any background intellectual property of the other Party created before the Effective Date of the Agreement.

7.3 The applicable Sponsor Entity has the right to elect to have patent applications filed on any University Invention or Joint Invention, and if it does so, then such Sponsor Entity shall reimburse University for all documented, out-of-pocket patent expenses incurred by University, including those for patentability opinions, within thirty (30) days of such Sponsor Entity’s receipt of an invoice from University. Such patent expenses shall include, but not be limited to, the cost of any prior activities investigating patentability of said invention before exercise of the option, such as search and opinion for patentability, that may have been performed by University pursuant to its arrival at a judgment of commercially exploitable status. Following expiration of the License Option Period, and in the event that University grants a license to any University Inventions to a third party (the “Third Party License”), University shall pay to the applicable Sponsor Entity its reasonable costs incurred in connection with the preparation, filing, prosecution and maintenance of the licensed University Inventions or Joint Inventions paid under the Third Party License with the following priority for payment: i) in one full payment from the fees reimbursed to University by a third party under the executed license; or if necessary, ii) on a quarterly basis, a royalty (the “Third Party Royalty”) equal to one hundred percent (100%) of

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

University’s net licensing revenue attributable to the Third Party License (including license fees, royalties, revenue sharing, milestone payments and other monetary payments) until such time as University has paid to such Sponsor Entity aggregate Third Party Royalties equal to such Sponsor Entity’s reasonable costs incurred in connection with the preparation, filing, prosecution and maintenance of the licensed University Inventions.

7.4 At its discretion, University may allow the applicable Sponsor Entity to instruct Prosecution Counsel directly for University Inventions and Joint Inventions, provided, that prior written approval is obtained and the Prosecution Counsel remains counsel to the University with an appropriate contract (and shall not jointly represent such Sponsor Entity unless requested by such Sponsor Entity and approved by University, not to be unreasonably denied, and an appropriate engagement letter and conflict, waiver are in effect). If such Sponsor Entity wishes to instruct Prosecution Counsel directly or change Prosecution Counsel, such Sponsor Entity may request to do so by following the University’s procedures for such. Subject to the terms herein University reserves in its sole discretion the ability to change Prosecution Counsel and to approve or disapprove any requested changes by such Sponsor Entity. The Parties agree that they share a common legal interest to get valid enforceable patents in strategically important countries and that both Parties will maintain as privileged all information received pursuant to this Section 7. Each Party agrees to cooperate fully in the preparation, filing, and prosecution of any patent and any joint patent, as described herein. Such cooperation includes without limitation executing all papers and instruments, or requiring its representatives to execute such papers and instruments, so as to effectuate the ownership of such intellectual property rights.

7.5 Notwithstanding anything to the contrary set forth herein, University hereby grants to Sponsor a perpetual, irrevocable, worldwide, non-exclusive, royalty free right and license, with the right to sublicense to third parties through multiple tiers, to use the Data and Results for any and all purposes. Data and Results mean all data, information and results arising from the Research Program that are included in the Research Program deliverables but are not inventions and discoveries for which a patent invention disclosure is made.

8. LIABILITY

8.1 Sponsor agrees to defend (and subject to the statutory duties of the Texas State Attorney General to defend University, if applicable),indemnify and hold harmless System, University, their Regents, officers, agents and employees from any liability, loss or damage they may suffer as a result of third party claims, demands, costs or judgments against them arising out of the activities to be carried out pursuant to the obligations of this Agreement, including but not limited to the use by Sponsor of the results obtained from the activities performed by University under this Agreement; provided, however, that the following is excluded from Sponsor’s obligation to defend, indemnify and hold harmless:

(a)	the negligent failure of University to substantially comply with any applicable FDA or other governmental requirements; or

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(b)	the negligence or willful malfeasance of any Regent, officer, agent or employee of University or System

8.2 To the extent authorized by the constitution and laws of the State of Texas, University agrees to defend, indemnify and hold harmless Sponsor, its officers, agents and employees from any liability, loss or damage they may suffer as a result of third party claims, demands, costs or judgments against them arising out of (i) the negligence or willful malfeasance of any Regent, officer, agent or employee of University or System or (ii) breach of this Agreement by any Regent, officer, agent or employee of University or System, provided, however, that University shall not be obligated to hold harmless any Sponsor Indemnitee from claims arising out of the negligence or willful malfeasance of Sponsor.

8.3 Both parties agree that upon receipt of a notice of claim or action arising out of the activities to be carried out pursuant to the Research Program, the party receiving such notice will notify the other party promptly.

9. INDEPENDENT CONTRACTOR

For the purposes of this Agreement and all services to be provided hereunder, the parties shall be, and shall be deemed to be, independent contractors and not agents or employees of the other party. Neither party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other party, except as may be expressly provided for herein or authorized in writing.

10. TERM AND TERMINATION

10.1 This Agreement shall commence on the Effective Date and extend until the end of the Research Term, unless sooner terminated in accordance with the provisions of this Article 10.

10.2 This Agreement may be terminated by Sponsor for its convenience upon sixty (60) days prior written notice to University.

10.3 In the event that either party shall be in default of its material obligations under this Agreement and shall fail to remedy such default within sixty (60) days after receipt of written notice thereof, this Agreement may be terminated at the option of the party not in default upon expiration of the sixty (60) day period.

10.4 This Agreement shall terminate automatically and immediately if Sponsor becomes bankrupt or insolvent and/or enters receivership or trusteeship, whether by voluntary act of Sponsor or otherwise.

10.5 Termination or cancellation of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination. Upon termination, (i) Sponsor shall pay University for all reasonable expenses incurred or committed to be expended due pursuant to Section 3 hereof as of the effective termination date, including salaries for appointees for the remainder of their

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

appointment and (ii) University shall return to Sponsor or destroy any Confidential Information in its possession or control, subject to University’s right to keep an archival copy pursuant to Section 6.3.

10.6 Any provisions of this Agreement which by their nature extend beyond termination shall survive such termination including, without limitation, Sections 6 and 7.

10.7 This Agreement will terminate with respect to any individual Sponsor Entity at such time as it is no longer a wholly owned subsidiary of Aeglea BioTherapeutics Holdings LLC and upon such a termination the respective Sponsor Entity shall be removed as a party to this Agreement. Sponsor will provide prompt written notice of the same to University.

11. ATTACHMENTS

Attachments A and B are incorporated and made a part of this Agreement for all purposes.

12. USE OF HUMAN SUBJECTS (if applicable)

12.1 University will conduct all research in accordance with Federal Wide Assurance #2030, written protocol, applicable law, and University’s ethical standards. In the event a research participant has a research related injury neither University nor the Sponsor are responsible for any resulting medical care.

12.2 If the Sponsor is responsible for monitoring research, then the Sponsor must alert University’s Institutional Review Board (“IRB”) when research findings:

(a)	Affect the safety of the participants

(b)	Affect the willingness of research participants to continue participation

(c)	Influence the conduct of the study

(d)	Alter the IRB’s approval for the study

12.3 In the event research findings indicate that current and past participants are at increased risk that was not anticipated at the time of the study design, the Principal Investigator, in accordance with both University IRB Policy and Procedures and the informed consent agreement, will immediately inform research participants of risk alteration.

13. GENERAL

13.1 Neither Party can assign its rights under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, no such consent shall be needed for a assignment by any Sponsor Entity to another Sponsor Entity of part or all of the assigning Sponsor Entity’s interest. After a Party has received

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

a written request for consent to assign, the receiving Party will respond in writing within thirty (30) days. If the receiving Party does not respond in writing within thirty (30) days, that Party’s silence will be deemed to mean that the receiving Party consents to the assignment. Any assignment made without the written or deemed consent of the non-assigning Party will be null and void. Subject to the approval of University, which may not be unreasonably withheld, Sponsor is permitted to assign this Agreement in connection with a merger or a sale or transfer of substantially all of its assets; provided, however, that such assignee shall have expressly assumed all of the obligations and liabilities of Sponsor under this Agreement, and provided, further that, University may assign its right to receive payments hereunder.

13.2 This Agreement constitutes the entire and only agreement between the parties relating to the Research Program, and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of University and Funding Sponsor. Terms and conditions which may be set forth (front, reverse, attached or incorporated) in any purchase order issued by Sponsor in connection with this Agreement shall not apply, except for informational billing purposes; i.e., reference to purchase order number, address for submission of invoices, or other invoicing items of a similar informational nature.

13.3 Any notice required by this Agreement by Articles 7, 8 or 10 shall be given prepaid, first class, certified mail, return receipt requested, addressed in the case of University to:

The University of Texas System, O.G.C.

201 West 7th Street

Austin, Texas 78701

Attention: Intellectual Property Section

Phone: (512) 499-4462

FAX: (512) 499-4523

Vice President for Research

The University of Texas at Austin

P.O. Box 7996, Mail Code G1400

Austin, Texas 78713

Attention: Technology Licensing Specialist

Phone: (512) 471-2995

FAX: (512) 475-6894

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

or in the case of the Sponsor to:

Aeglea Development Company, Inc.

815-A Brazos St., #101

Austin TX 78701

Attn: David G. Lowe

Phone: [phone]

FAX: (866) 873-2149

E-Mail: [email]

or at such other addresses as may be given from time to time in accordance with the terms of this notice provision.

Notices and other communications regarding the day-to-day administration and operations of this Agreement shall be mailed (or otherwise delivered), addressed in the case of University to:

The University of Texas at Austin

Office of Industry Engagement

North Office Building-A, Suite 5.2

Post Office Box 7727, MC A9300

Austin, Texas 78712-1736

Attention: Bill Catlett, Director

Phone: (512) 471-3866

FAX: (512) 471-7839

E-mail: industry@austin.utexas.edu

with a copy to:

Dr. George Georgiou

The University of Texas at Austin

Department of Chemical Engineering

Austin, Texas 78712

Phone: [phone]

E-Mail: [email]

or in the case of Sponsor to:

Aeglea Development Company, Inc.

815-A Brazos St., #101

Austin TX 78701

Attn: David G. Lowe

Phone: [phone]

FAX: (866) 873-2149

E-Mail: [email]

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

13.4 This Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of Texas.

13.5 Each Party acknowledges that this Agreement and the performance thereof are subject to compliance with any and all applicable United States laws, regulations, or orders, including those that may relate to the export of technical data, and each Party agrees to comply with all such laws, regulations and orders, including, if applicable, all requirements of the International Traffic in Arms Regulations and/or the Export Administration Act, as may be amended. Sponsor further agrees that if the export laws are applicable, it will not disclose or re-export any technical data under this Agreement to any countries for which the United States government requires an export license or other supporting documentation at the time of export or transfer, unless Sponsor has obtained prior written authorization from the U.S. Office of Export Control or other authority responsible for such matters.

13.6 If any provision contained in this Agreement is held invalid, unenforceable or contrary to laws then the validity of the remaining provisions of this Agreement shall remain in full force. In such instance, Parties shall use their best efforts to replace the invalid provision(s) with legally valid provisions having an economic effect as close as possible to the original intent of Parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Ty Helpinstill		/s/ David G. Lowe
By: Ty Helpinstill		By: David G Lowe

Title:	Assoc Dir, Office of Industry Engagement	Title:	CEO

Date:	19 December 2013	Date:	12/24/13

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

AERASE, INC.		AEMASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe

Title:	CEO	Title:	CEO

Date:	12/24/13	Date:	12/24/13

AECASE, INC.		AE4ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe

Title:	CEO	Title:	CEO

Date:	12/24/13	Date:	12/24/13

AE5ASE, INC.		AE6ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe

Title:	CEO	Title:	CEO

Date:	12/24/13	Date:	12/24/13

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ATTACHMENT A — RESEARCH PROGRAM

Aeglea LLC will sponsor research in the laboratory of Professor George Georgiou, Depts of Chemical Engineering, Biomedical Engineering and Molecular Biosciences on the engineering, optimization and initial animal validation of human enzyme therapeutics for the following purposes:

Specific Aim 1. The systemic depletion of amino acids for cancer therapy, as elaborated below.

Specific Aim 2. Enzyme replacement for the treatment of patients having inborn metabolic defects, primarily but not limited to diseases stemming from mutations impacting physiological enzymatic function.

It is anticipated that during the 2013-2014 fiscal year, the work to be carried out at the Georgiou lab will focus primarily, but not exclusively on Specific Aim 1. During this period the Georgiou lab will seek to focus on the engineering and optimization of the following enzymes:

1.1	[***]

1.2	[***]

1.3	[***]

1.4	[***]

Studies to be performed under 1.1-1.4 may include:

a)	Engineering enzymes having high catalytic proficiency (kcat/Km) and substrate specificity, as required for human therapeutic purposes.

b)	High thermodynamic stability in vitro and in physiological fluids, namely in human serum

c)	Formulation of the enzymes from 1.1-1.4 for prolonged circulation half-life by conjugation or polyethylene glycol or similar means.

d)	Development of lab scale processes for the preparative production of these enzymes at scale.

e)	In vitro studies to evaluate the effect of the engineered enzymes from 1.1-1.4 on cancer cell lines and, if available on primary tumor cells.

f)	Evaluation of the efficacy of the enzymes from 1.1-1.4 above in xenograft tumor mouse models, as applicable.

g)	Mechanistic studies as might be required to support Investigative New Drug applications (IND) to the FDA specifically addressing the impact of enzymes from 1.1-1.4 on cell cycle arrest, autophagy and apoptotic death of cancer cells.

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Background IP * and party owning or controlling that BIP	Restrictions on BIP** (If restrictions exist, describe nature of restrictions and third party that holds the rights thereto.) (If no restrictions exist, state “none”)

Owned by The University of Texas at Austin:	Exclusively licensed by Sponsor:

Engineering of L-Cysteine/L-Cystine degrading enzymes for therapeutic purposes.	PLA number PM1400601 (6337 GEO) BIP: 61/871,727 (provisional patent application number)

Improvement on UTSB 741 “Engineered methionine gammal-lyase enzymes and pharmacological preparations thereof	PLA number PM4011501 (6314 GEO) BIP: 61/871,768 (provisional patent application number)

* “Background II” means any and all patents or patent applications for inventions, discoveries or technology developed prior to the date hereof which necessarily would be infringed by the making, use or sale of a product the making, use or sale of which would also infringe a claim of a patent or patent application for any invention, discovery or technology reasonably expected to result from the performance of the Research Program. If the BIP is applicable to multiple items, components, or processes identify both the BIP and each such item, component, or process.

**Restrictions on BIP may include licenses granted by the owner of the BIP or industrial sponsorship arrangements that allow the sponsor rights to review publications or to negotiate a license. Indicate whether development was funded either exclusively or partially by a government or non-government source, and list the source. Enter any reason that owner’s ability to grant licenses in the BIP could be restricted. Identify basis of restriction (e.g., rights from a pre-existing agreement, rights in data generated under another contract, limited purpose rights under this or a prior contract, or specifically negotiated licenses).

Printed Name:	George Georgiou

Title:	Professor

Signature	/s/ George Georgiou

Date	December 6, 2013

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ATTACHMENT B

SPONSORED RESEARCH AGREEMENT UTA13-001113

Identification of Background IP and Restrictions on its Use, Release,

or Disclosure

University’s Principal Investigator asserts that the following identifies the Background IP (BIP) developed by University researchers performing under the Research Program and restrictions that exist on the rights of the entity owning or controlling the BIP to use, release, or disclose the BIP.

Controlled by George Georgiou and exclusively licensed by Sponsor:

“Arginase formulations and methods”
Serial No. 13/380,776	United States
Serial No. PCT/US2010/040205	International
Serial No. 61/221,396	United States
Serial No. 10800270.0 (Publication No. EP2449102)	European Patent Office
Serial No. 12111085.9	Hong Kong
Serial No. 2012-517824	Japan
Serial No. 2,766,039	Canada
“Engineered Enzymes with Methionine-Gamma-Lyase Enzymes and Pharmacological Preparations Thereof”
Serial No. 61/301,368	United States
Serial No. 13/020,268	United States
Serial No. PCT/US2011/023606	International
Serial No. 2011212885•	Australia
Serial No. 2,788,689	Canada
Serial No. 201180013307.X	China
Serial No. 11740355	European Patent Office
Serial No. 2012-552084	Japan
Serial No. 10-2012-7023176	Republic of Korea .
“Compositions of Engineered Human Arginases and Methods for Treating Cancer”
Serial No. 12/610,685	United States
Serial No. 61/110,218	United States
Serial No. PCT/US2009/062969	International
Serial No. 09824219.1 (Publication No. EP2350273)	European Patent Office
Serial No. 12100429.7	Hong Kong
Serial No. 2,742,497	Canada
Serial No. 2011-534855 (Publication No. JP2012507301)	Japan

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Amendment 1

To Sponsored Research Agreement UTA13-001113 (“Agreement”)

Betwee

The University of Texas at Austin (“UT”)

And

Aeglea Development Company, Inc., AERase, Inc., AEMase, Inc., AECase, Inc., AE4ase, Inc.,

AE5ase, Inc., and AE6ase, Inc. (each a “Sponsor Entity” and collectively, “Sponsor”)

The purpose of this Amendment:

To extend the period of performance and increase the limitation of funding to perform additional research.

This Sponsored Research Agreement is modified by mutual agreement of the Parties as follows:

1.	Attachment A, Statement of Work, is appended with the Statement of Work included with this Amendment 1 as Attachment A-1, attached hereto.

2.	Section 2.2 is hereby replaced with the following: “The Research Program shall be performed during the period from the Effective Date through and including January 15, 2016 (the “Research Term”). Funding Sponsor shall have the option of extending the Research Program under mutually agreeable support terms.

3.	Section 3.2, first paragraph and payment schedule, are hereby replaced with the following: “As consideration for the performance by University of its obligations under this Agreement, Funding Sponsor will pay the University an amount equal to its reasonable, documented expenditures and reasonable overhead (such overhead to not exceed the rate set forth in University’s indirect rate agreement with the U.S. Federal Government) in conducting the Research Program subject to a maximum expenditure limitation of $761,252, an increase of $375,000 over the currently funded amount of $386,252, provided that in any and all events, the amounts charged by University shall not, without Funding Sponsor’s prior written consent, exceed the amount of the maximum expenditure limitation. Funding Sponsor has paid University $386,252 as consideration for its performance under the Research Program as described in Attachment A. Payments under the following Attachment A-1 shall be made as follows (subject to the possible later return of funds if uncommitted and unexpended, under Section 3.3):

a)	Upon execution of all parties to the Agreement: $93,750;

b)	$93,750 by March 31, 2015; and

c)	$93,750 by June 30, 2015

d)	$93,750 by Sept 30, 2015”

Effective Date of the Sponsored Research Agreement:	December 1, 2013
Effective Date of Amendment:	January 15, 2015

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 1
The University of Texas at Austin	17	Agreement No. UTA13-001113

All other terms and conditions of this Sponsored Research Agreement remain unchanged.

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Ty Helpinstill		/s/ David G. Lowe
By: Ty Helpinstill		By: David G Lowe
Title:	Assoc Dir, Office of Industry Engagement	Title:	CEO
Date:	28 October 2014	Date:	11/13/14

AERASE, INC.		AEMASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	11/13/14	Date:	11/13/14

AECASE, INC.		AE4ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	11/13/14	Date:	11/13/14

AE5ASE, INC.		AE6ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	11/13/14	Date:	11/13/14

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 1
The University of Texas at Austin	18	Agreement No. UTA13-001113

Attachment A-1, Statement of Work

Aeglea LLC will sponsor research in the laboratory of Professor George Georgiou, Departments of Chemical Engineering, Biomedical Engineering and Molecular Biosciences on the engineering, optimization and initial animal validation of human enzyme therapeutics for the following purposes:

Specific Aim 1. The systemic depletion of amino acids for cancer therapy.

Specific Aim 2. Enzyme replacement for the treatment of patients having inborn metabolic defects, primarily but not limited to diseases stemming from mutations impacting physiological enzymatic function.

It is anticipated that during the 2014-2015 fiscal year most of the work to be carried out at the Georgiou lab will focus primarily, but not exclusively on Specific Aim 1. During this period the Georgiou lab will seek to focus on the engineering and optimization of the following enzymes:

1.1.	[***]

1.2.	[***]

1.3.	[***]

1.4.	[***]:

a)	Engineering enzymes having high catalytic proficiency (kcat/Km) and substrate specificity, as required for human therapeutic purposes.

b)	High thermodynamic stability in vitro and in physiological fluids, namely in human serum

c)	Formulation of the enzymes from 1.1-1.4 for prolonged circulation half-life by conjugation or polyethylene glycol or similar means.

d)	Development of lab scale processes for the preparative production of these enzymes at scale.

e)	In vitro studies to evaluate the effect of the engineered enzymes from 1.1-1.4 on cancer cell lines and, if available on primary tumor cells.

f)	Evaluation of the efficacy of the enzymes from 1.1-1.4 above in xenograft tumor mouse models, as applicable.

g)	Mechanistic studies as might be required to support Investigative New Drug applications (IND) to the FDA specifically addressing the impact of enzymes from 1.1-1.4 on cell cycle arrest, autophagy and apoptotic death of cancer cells.

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 1
The University of Texas at Austin	19	Agreement No. UTA13-001113

Amendment 01

To Sponsored Research Agreement UTA13-001113 (“Agreement”)

This Amendment to the Sponsored Research Agreement (“Agreement”) is made between The University of Texas at Austin, Austin, Texas (“University”), an institution of higher education created by the Constitution and law of the State of Texas under The University of Texas System (“System”) and Aeglea Development Company, Inc., AERase, Inc., AEMase, Inc., AECase, Inc., AE4ase, Inc., AE5ase, Inc., and AE6ase, Inc., all Delaware C corporations with their principal place of business at 815 A Brazos St., #101, Austin TX 78701 (each a “Sponsor Entity” and collectively, “Sponsor”). Aeglea Development Company, Inc. may be referred to herein as the “Funding Sponsor” or “Sponsor Entity” as appropriate.

The purpose of this Amendment:

Sponsor and University desire to amend the terms of the Agreement to extend the performance period at no cost as set forth below.

This Agreement is modified by mutual agreement of the Parties as follows:

1. Article 2. Research Program, paragraph 2.2 is hereby amended to read:

The Research Program shall be performed during the period from the Effective Date through and including January 15, 2015. Funding Sponsor shall have the option of extending the Research Program under mutually agreeable support terms.

All other terms and conditions of this Agreement remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Ty Helpinstill		/s/ David G. Lowe
By: Ty Helpinstill		By: David G Lowe
Title:	Assoc Dir, Office of Industry Engagement	Title:	CEO
Date:	24 September 2014	Date:	9/23/14

AERASE, INC.		AEMASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	9/23/14	Date:	9/23/14

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

AECASE, INC.		AE4ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	9/23/14	Date:	9/23/14

AE5ASE, INC.		AE6ASE, INC.

/s/ David G. Lowe		/s/ David G. Lowe
By: David G Lowe		By: David G Lowe
Title:	CEO	Title:	CEO
Date:	9/23/14	Date:	9/23/14

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Amendment 3

To Sponsored Research Agreement UTA13-001113 (“Agreement”)

Between

The University of Texas at Austin (“UT”)

And

Aeglea Development Company, Inc., AERase, Inc., AEMase, Inc., AECase, Inc., AE4ase,

Inc., AE5ase, Inc., and AE6ase, Inc. (each a “Sponsor Entity” and collectively, “Sponsor”)

The purpose of this Amendment:

To correct the numeration of the prior amendment and increase the limitation of funding to perform additional research, and restructure payment terms,

This Sponsored Research Agreement is modified by mutual agreement of the Parties as follows:

1.	“Amendment 1” executed between the parties on November 13, 2014, is restated as and shall hereafter be known as “Amendment 2.”

2.	Attachment A, Research Program, is appended with the statement of work included with this Amendment 3 as Attachment A-2, attached hereto.

3.	Section 2.2 is hereby replaced with the following: “The Research Program shall be performed during the period from the Effective Dale through and including August 31, 2016 (the “Research Term”). Funding Sponsor shall have the option of extending the Research Program under mutually agreeable support terms.

4.	Section 3.2, first paragraph and the payment schedule, are hereby replaced with the following: “As consideration for the performance by University of its obligations under this Agreement, Funding Sponsor will pay the University an amount equal to its reasonable, documented expenditures and reasonable overhead (such overhead to not exceed the rate set forth in University’s indirect rate agreement with the U.S. Federal Government) in conducting the Research Program subject to a maximum expenditure limitation of $1,323,752, an increase of $562,500 over the currently funded amount of $761,252, provided that in any and all events, the amounts charged by University shall not, without Funding Sponsor’s prior written consent, exceed the amount of the maximum expenditure limitation. Payments shall be made as follows (subject to the possible later return of funds if uncommitted and unexpended, under Section 3.3):

a)	$573,752 - PAID TO DATE (consisting of $386,252 under the initial Agreement and $187,500 under Amendment 2)

b)	$375,000 due upon execution of this Amendment, which shall include the $93,750 previously due June 30, 2015 under Amendment 2, invoice issued on June 29, 2015

c)	$187,500 due on January 31, 2016, invoice to be issued by December 31, 2015

d)	$187,500 due on April 30, 2016, invoice to be issued by March 31, 2016

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 3
The University of Texas at Austin	Page 1 of 5	Agreement No. UTA13-001113
[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

5.	Section 3.5 is hereby amended to change the Sponsor contact information for University invoices to: accounting@aegleabio.com, and for questions: Jo O’Keefe, 512-900-3662, (Alternate contacts: April Duley, aduley@aegleabio.com, 512-900-3826, and Charles York, cyork@aegleabio.com, 512-394-4188)

All other terms and conditions of this Sponsored Research Agreement remain unchanged.

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Ty Helpinstill		/s/ Charles York
By:	Ty Helpinstill	By:	Charles York
Title:	Assoc Dir, Office of Industry Engagement	Title:	Sr. Vice President of Finance + Accounting
Date:	3 Aug 2015	Date:	10 Aug 2015

AERASE, INC.		AEMASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles York	By:	Charles York
Title:	Sr. Vice President of Finance + Accounting	Title:	Sr. Vice President of Finance + Accounting
Date:	10 Aug 2015	Date:	10 Aug 2015

AECASE, INC.		AE4ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles York	By:	Charles York
Title:	Sr. Vice President of Finance + Accounting	Title:	Sr. Vice President of Finance + Accounting
Date:	10 Aug 2015	Date:	10 Aug 2015

AE5ASE, INC.		AE6ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles York	By:	Charles York
Title:	Sr. Vice President of Finance + Accounting	Title:	Sr. Vice President of Finance + Accounting
Date:	10 Aug 2015	Date:	10 Aug 2015

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 3
The University of Texas at Austin	Page 2 of 5	Agreement No. UTA13-001113
[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Attachment A-2

Statement of Work

Aeglea LLC will sponsor research in the laboratory of Professor George Georgiou, Departments of Chemical Engineering, Biomedical Engineering and Molecular Biosciences on the engineering, optimization and initial animal validation of human enzyme therapeutics for the following purposes:

Specific Aim 1. The systemic depletion of amino acids for cancer therapy.

Specific Aim 2. Enzyme replacement for the treatment of patients having inborn metabolic defects, primarily but not limited to diseases stemming from mutations impacting physiological enzymatic function.

During the 2014-2015 fiscal year the Georgiou lab has been focusing on Specific Aim 1; the engineering and optimization of the following enzymes:

1.1.	[***]
1.2.	[***]
1.3.	[***]
1.4.	[***]

It is anticipated that during the 2015-2016 fiscal year most of the work to be carried out at the Georgiou lab will focus primarily on Specific Aim 1 but also Specific Aim 2. During this period the Georgiou lab will seek to focus on the engineering and optimization of the following enzyme programs:

1.1. [***]

1.2. [***]

1.3. [***]

2.1. Specific Aim 1

2.2. Specific Aim 2

2.4. Specific Aim 3

Studies to be performed under 1.1-2.4 may include:

•	Recombination (DNA shuffling) and screening of variants identified from pfunkel library:

–	[***]

–	[***]

–	[***]

•	Biophysical studies aimed at [***]

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 3
The University of Texas at Austin	Page 3 of 5	Agreement No. UTA13-001113
[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

–	Excipients: survey of buffer, pH, excipient conditions for effect on activity, aggregation etc.

–	Preliminary stress tests

•	Develop assays for transsulfuration enzyme expression

•	Proof of concept experiments in triple negative breast cancer

1.2	[***] program

•	[***]

1.3.	[***]

•	1.3.1 Proof of concept studies for immune-oncology studies.

•	[***]

•	1.3.2. [***]

•	1.3.3. [***]

•	1.3.4. [***]

2. SRA expansion

The purpose of the SRA expansion is to further support activities outlined in the initial 2015-2016 scope of work and to provide expanded research for:

a)	the treatment of patients having inborn metabolic defects, primarily but not limited to diseases stemming from mutations impacting physiological enzymatic function

b)	the treatment of patients with solid or hematologic malignancies

Specific Aim 1: [***]

Specific Aim 2: [***]

Specific Aim 3. [***]

2.1 Specific Aim 1:

Recombination (DNA shuffling) and screening of variants identified from a scanning saturation library of [***]

–	[***]

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 3
The University of Texas at Austin	Page 4 of 5	Agreement No. UTA13-001113
[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

–	Tertiary screening for expression, kinetics and stability (purified protein)

•	Biophysical studies of selected variants

•	[***]

•	PD study in mice to evaluate Cystine & Cysteine levels following single dose administration

2.2 Specific Aim 2:

•	Method development to support analysis of [***] in animal models (see below)

•	Evaluation of [***]

•	[***]

•	[***].

2.3 Specific Aim 3:

•	[***]

•	[***]

•	Other scaffold TBD

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 3
The University of Texas at Austin	Page 5 of 5	Agreement No. UTA13-001113
[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Amendment 4

To Sponsored Research Agreement UTA13-001113 (“Agreement”)

Between

The University of Texas at Austin (“UT”)

And

Aeglea BioTherapeutics, Inc., Aeglea Development Company, Inc., AERase, Inc., AEMase,

Inc., AECase, Inc., AE4ase, Inc., AE5ase, Inc., and AE6ase, Inc. (each a “Sponsor Entity”

and collectively, “Sponsor”)

The purpose of this Amendment:

To name a new sponsor entity and to change the designated Funding Sponsor under the Agreement.

This Sponsored Research Agreement is modified by mutual agreement of the parties as follows:

1.	Aeglea BioTherapeutics, Inc. is hereby added to the Agreement as a new Sponsor Entity.

2.	All rights and obligations of Funding Sponsor referred to in the Agreement are hereby assigned from Aeglea Development Company, Inc. to Aeglea BioTherapeutics, Inc., who is designated as the new Funding Sponsor under the Agreement.

3.	Section 13.3 is hereby amended to change Sponsor contact information to:

Aeglea BioTherapeutics, Inc.

901 S. MoPac Expressway, Suite 250

Barton Oaks Plaza One

Austin, TX 78746

Attn: Charles N. York II

Phone: [phone]

E-Mail: [email]

All other terms and conditions of this Sponsored Research Agreement remain unchanged.

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Bill Catlett		/s/ Charles York
By:	Bill Catlett	By:	Charles N. York II
Title:	Director, Office of Industry Engagement	Title:	Chief Financial Officer

Date:	05 NOV 15	Date:	04 NOV 2015

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 4
The University of Texas at Austin	Page 1 of 2	Agreement No. UTA13-001113

AERASE, INC.		AEMASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Date:	04 NOV 2015	Date:	04 NOV 2015

AECASE, INC.		AE4ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Date:	04 NOV 2015	Date:	04 NOV 2015

AE5ASE, INC.		AE6ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Date:	04 NOV 2015	Date:	04 NOV 2015

AEGLEA BIOTHERAPEUTICS, INC.

/s/ Charles York
By:	Charles N. York II
Title:	Chief Financial Officer

Date:	04 NOV 2015

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 4
The University of Texas at Austin	Page 2 of 2	Agreement No. UTA13-001113

Amendment 5

To Sponsored Research Agreement UTA13-001113 (“Agreement”)

Between

The University of Texas at Austin (“UT”)

And

Aeglea BioTherapeutics, Inc., Aeglea Development Company, Inc., AERase, Inc., AEMase,

Inc., AECase, Inc., AE4ase, Inc., AE5ase, Inc., and AE6ase, Inc. (each a “Sponsor Entity”

and collectively, “Sponsor”)

The purpose of this Amendment:

To increase the limitation of funding in order to purchase equipment to be used to perform the research.

This Sponsored Research Agreement is modified by mutual agreement of the parties as follows:

1.	Attachment A, Research Program, is appended with the listing of equipment to be purchased and used to perform the Research Program, and included with this Amendment 5 as Attachment A-3, attached hereto.

2.	Section 3.2, first paragraph and the payment schedule, are hereby replaced with the following: “As consideration for the performance by University of its obligations under this Agreement, Funding Sponsor will pay the University an amount equal to its reasonable, documented expenditures and reasonable overhead (such overhead to not exceed the rate set forth in University’s indirect rate agreement with the U.S. Federal Government) in conducting the Research Program subject to a maximum expenditure limitation of $1,406,211, an increase of $82,459 over the currently funded amount of $1,323,752, provided that in any and all events, the amounts charged by University shall not, without Funding Sponsor’s prior written consent, exceed the amount of the maximum expenditure limitation. Payments shall be made as follows (subject to the possible later return of funds if uncommitted and unexpended, under Section 3.3):

a)	$948,752 — PAID TO DATE

b)	$187,500 due on January 31, 2016, invoice issued on January 5, 2016

c)	$82,459 due upon execution of this Amendment and within fourteen (14) days of receipt

of	an undisputed invoice sent via email to the address in Article 3.5

d)	$187,500 due on April 30, 2016, invoice to be issued by March 3 I , 2016

All other terms and conditions of this Sponsored Research Agreement remain unchanged.

[Signature Page Follows]

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 5
The University of Texas at Austin	Page 1 of 9	Agreement No. UTA13-001113

THE UNIVERSITY OF TEXAS AT AUSTIN		AEGLEA DEVELOPMENT COMPANY, INC.

/s/ Ty Helpinstill		/s/ Charles York
By:	Ty Helpinstill, Assoc. Director	By:	Charles N. York II
Title:	Office of Industry Engagement	Title:	Chief Financial Officer
Date:	6 Jan 2016	Date:	07 Jan 2016

AERASE, INC.		AEMASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer
Date:	07 Jan 2016	Date:	07 Jan 2016

AECASE, INC.		AE4ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer
Date:	07 Jan 2016	Date:	07 Jan 2016

AE5ASE, INC.		AE6ASE, INC.

/s/ Charles York		/s/ Charles York
By:	Charles N. York II	By:	Charles N. York II
Title:	Chief Financial Officer	Title:	Chief Financial Officer
Date:	07 Jan 2016	Date:	07 Jan 2016

AEGLEA BIOTHERAPEUTICS, INC.

/s/ Charles York
By:	Charles N. York II
Title:	Chief Financial Officer
Date:	07 Jan 2016

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Sponsor: Aeglea	PI: George Georgiou	SRA Amendment No. 5
The University of Texas at Austin	Page 2 of 9	Agreement No. UTA13-001113

Attachment A-3: Equipment

[***] [Redacted Seven Pages]

[***]Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.